UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2008

Highland Distressed Opportunities, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00729	205423854
(State or Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of Principal Executive Offices)
(877) 247-1888
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.
On May 12, 2008, Highland Distressed Opportunities, Inc. (the “Company”) issued, for the benefit of all investors, a summary of selected Company data, as of April 30, 2008. This summary is included as Exhibit 99.1 to this Form 8-K and will be posted on the Company’s website, www.highlandhcd.com, under the segment entitled “Literature & Prospectus.”
ITEM 9.01 Financial Statements and Exhibits.
99.1           HCD - Summary - 04.30.2008, issued on May 12, 2008.*

*	Furnished herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLAND DISTRESSED OPPORTUNITIES, INC.

Date: May 12, 2008	By: Name:	/s/ James D. Dondero James D. Dondero
President (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	HCD - Summary - 04.30.2008, issued on May 12, 2008.